Sterne Agee Financial Institutions Investor Conference February 2013

Forward Looking Statements This document contains projections and other forward-looking statements regarding future events, strategic corporate objectives or the future financial performance of Metro. We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties. For a more detailed description of the factors that may affect Metro’s operating results, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2011 and our quarterly reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 and our current report on Form 8-K filed on January 25, 2013. Metro assumes no obligation to update the forward- looking statements made during this presentation. For more information please visit our Website at: www.mymetrobank.com. 2

Bancorp Snapshot • Founded 1985, Headquartered in Harrisburg • NASDAQ ticker: METR • Total assets: $2.6 billion • Stores: 33 • 936 team members • Shares outstanding: 14,131,263 • Market cap: $222.0 million* • Book value per common share: $16.58 (at 12/31/12) • Market price to book value multiple: 95%* * Information as of 1/31/13 3

Ownership Insiders 9% Retail 8% Mutual Fund 20% Institutional 63% As of 1/31/2013 Exchange NASDAQ Price $15.71 Market cap $222.0 mm Shares outstanding 14,131,263 Average daily trading volume 54,066 One month average share price $14.54 Market price to book price multiple 95% 4

The Difference From the beginning and still different after 28 years… • Power retailer – Focused on customer service – Great facilities, great locations – Creating and refining a strong brand • Deposit driven – Focus on core deposits – Ten-year annual deposit growth rate of 14% from January 2002 – December 2012 • Relationship oriented – 133,000 households served – Ten-year annual net loan growth rate of 16% from January 2002 – December 2012 with a focus on asset quality 5

Experienced Management Team Gary L. Nalbandian- Chairman/President/CEO Founding Chairman/Director of the Company in 1984 Mark A. Zody, CPA – Chief Financial Officer Joined Company in 1988; 24 Years of Total Banking Experience Percival B. Moser – Chief Operating Officer Joined Company in 2011; 31 Years of Total Banking Experience 6

Experienced Management Team James R. Ridd– Chief Credit Officer Joined Company in 1990; 27 Years of Total Banking Experience Adam L. Metz – Chief Lending Officer Joined Company in 2004; 16 Years of Total Banking Experience Steven W. Cribbs – Chief Risk Officer Joined Company in 2010; 13 Years of Total Banking Experience 7

Effective Business Model • Manage for both growth and profitability • Fanatically attentive to service • Fund loan growth through low-cost strong core deposit growth • Relationship oriented; not one-off transaction- based • Employee empowerment and local decisions • Create shareholder value • Maintain a low risk profile 8

Market Share – Harrisburg Metropolitan Bank Deposits ($ in 000’s) % of Market Share # of Stores PNC $ 1,692,684 14.67% 27 M & T 1,496,082 12.97% 26 1,266,981 10.98% 16 Wells Fargo 1,066,204 9.24% 10 Orrstown 817,052 7.08% 14 Susquehanna 697,105 6.04% 18 Fulton 651,492 5.65% 14 Mid Penn 545,071 4.72% 12 Citizens 522,005 4.52% 12 Sovereign 507,341 4.40% 16 Integrity Bank 487,412 4.22% 4 9 Source: 6/30/12 FDIC Deposit Market Share Report – www3.fdic.gov

Market Potential 10 $ in 000’s Committed Markets: Total Deposits In Market(1) (6/30/12) METR Deposits (12/31/12) METR % Market Ranking Existing Stores Berks $ 8,613,705 $ 193,713 2% 11 5 Cumberland 5,551,192 622,583 11% 4 8 Dauphin 5,343,120 705,388 13% 3 8 Lancaster 9,857,381 203,603 2% 11 3 Lebanon 1,902,565 97,927 5% 6 3 York 6,444,867 408,076 6% 8 6 Total $ 37,712,830 $ 2,231,290 6% 7 33 Bucks 15,886,520 Chester 11,069,410 Montgomery 23,325,045 $ 87,993,805 $ 2,231,290 3% - - Source: 6/30/12 FDIC Deposit Market Share Report – www3.fdic.gov (1) Pennsylvania counties of Berks, Cumberland, Dauphin, Lancaster, Lebanon and York

• Current Market Deposits: $37.7 Billion • METR Current Market Share: Approx 6% * Source: 6/30/12 FDIC Deposit Market Share Report – www3.fdic.gov Existing Proposed Store Growth 11 18 33 33 41 2002 2007 2012 2017 Number of Stores

FINANCIAL REVIEW

2012 Accomplishments • Strong deposit growth; $160 million, or 8% • Grew net loans; $89 million, or 6% • Increased revenues; up $3.6 million, or 3% • Reduced noninterest expenses; down $2.9 million, or 3% • Restored profitability; net income of $10.9 million, EPS of $0.77 per common share • Continuous improvement in asset quality; NPA’s down $6.8 million, or 16%; now 1.33% of total assets • Shareholder’s equity increased by $15.4 million, or 7%, to $235.4 million • Market price of METR common stock increased by 58% in 2012 from $8.38 per share to $13.22 per share 13

Fourth Quarter 2012 Highlights • Total assets up $214 million, or 9% • Total deposits up $160 million, or 8% • Net loans up $89 million, or 6% 14 $ in 000’s except for per share data 4Q 2012 4Q 2011 % Change Total Revenues $ 29,639 $ 28,452 4% Provision for Loan Losses 2,150 3,350 (36)% Total Noninterest Expenses 22,486 21,731 3% Net Income 3,456 2,483 39% Diluted Net Income Per Share $ 0.24 $ 0.18 33%

Total Loans (net) $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 2010 2011 2012 2013 2014 2015 $1,358 $1,415 $1,504 $1,683 $1,852 $2,055 15 $ in Millions

Loan Trends $1,000 $1,150 $1,300 $1,450 $1,600 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 $1,342 $1,373 $1,401 $1,417 $1,445 $95 $99 $91 $88 $83 All Other Classified Loans 16 $ in Millions

Total Deposits $1,000 $1,500 $2,000 $2,500 $3,000 2010 2011 2012 2013 2014 2015 $1,832 $2,072 $2,231 $2,347 $2,573 $2,846 17 $ in Millions

Strong Core Deposit Base 18 95% 94% 94% 93% 97% 97% 75% 80% 85% 90% 95% 100% 2007 2008 2009 2010 2011 2012 Source: UBPR, SNL Financial as of 12/31/12 PA peers include all Commercial Banks headquarted in PA U.S. Peers include public banks with assets between $1 - $3 billion Deposit Portfolio data as of 12/31/12 per company reports (1) Core Deposits defined as Total Deposits less Total Jumbo Time Deposits • Metro’s strong customer relationships are evident as we continue to maintain over 90% core deposits, well above both the State and National peer groups. Core Deposits (1) / Total Deposits (%) METR PA Peers U.S. Peers DDA Non- Interest Bearing 21% DDA & NOW Interest Bearing 39% MMDA & Savings 31% Retail Time 6% Public Time 3%

Core Deposits 19 $ in 000’s As of 12/31/12 As of 12/31/11 % Change 4Q12 CoF Demand Non interest-bearing $ 455,000 $ 397,251 15% 0.00% Demand Interest-bearing 1,133,765 1,038,760 9 0.31 Savings 444,976 406,896 9 0.33 Subtotal 2,033,741 1,842,907 10 0.25 Time 142,635 185,431 (23) 1.36 Total Core Deposits $ 2,176,376 $ 2,028,338 7% 0.32%

3.98% 3.69% 3.75% Metro PA Peers U.S. Peers Net Interest Margin A Key Source of Franchise Strength 20 • Strength in net interest margin is a testament to Metro’s strong retail customer base • Metro’s significantly lower funding cost drives a consistently stronger net interest margin than peers Source: UBPR as of 12/31/12 PA Peers include all commercial banks headquartered in PA U.S. Peers include public banks with assets between $1 - $3 billion Funding Costs (%) 0.35% 0.79% 0.58% Metro PA Peers U.S. Peers Net Interest Margin (TE)

Net Interest Margin 3.25% 3.40% 3.55% 3.70% 3.85% 4.00% $21.0 $21.5 $22.0 $22.5 $23.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Net Interest Income Net Interest Margin (FTE) 3.25% 3.50% 3.75% 4.00% $80.0 $82.0 $84.0 $86.0 $88.0 2011 2012 Net Interest Income Net Interest Margin (FTE) 21 $ in Millions $ in Millions

Total Revenues $0 $20 $40 $60 $80 $100 $120 $140 2009 2010 2011 2012 $75.6 $79.9 $83.0 $87.2 Net Interest Income Non Interest Income 22 $ in Millions $100.1 $109.2 $113.5 $117.0

Expense Management $ in 000’s 2010 2011 2012 Salaries & Employee Benefits $ 41,494 $ 40,318 $ 41,241 Occupancy & Equipment 13,563 14,620 13,281 Advertising / Marketing 2,967 2,016 1,870 Data Processing 13,121 14,211 13,590 Regulatory assessments & related costs 4,598 3,638 4,063 Other expenses 21,360 19,211 17,099 Total $ 97,103 $ 94,014 $ 91,144 23

Net Income (loss) and ROE ($5,000) ($2,500) $0 $2,500 $5,000 $7,500 $10,000 $12,500 2010 2011 2012 ($4,337) $289 $10,894* 24 Return on Stockholders’ Equity (2.09)% 0.13% 4.76%* $ in 000’s *Net of the impact of a one-time $1.5 million (non-deductible) regulatory charge.

Quarterly Net Income and Earnings Per Share $2.5 $2.7 $2.8 $2.0* $3.5 $0.18 $0.19 $0.19 $0.14* $0.24 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 4Q11 1Q12 2Q12 3Q12 4Q12 EP S Net Income Earnings per share 25 $ in Millions, except for per share data *Net of the impact of a one-time $1.5 million (non-deductible) regulatory charge.

Investment Portfolio Investment Description $ in 000’s Available for Sale Held to Maturity Total U.S. Government agencies/other $ 33,761 $ 178,926 $ 212,687 Mortgage-backed securities: Government agencies pass through certificates 57,210 23,827 81,037 Agency CMO’s 556,867 49,051 605,918 Corporate debt securities - 15,000 15,000 Municipal securities 27,271 2,979 30,250 Total $ 675,109 $ 269,783 $ 944,892 Duration (in years) 3.4 4.5 3.7 Average life (in years) 3.6 5.3 4.1 Quarterly average yield (annualized) 2.38% 2.89% 2.51% 26

Strong Capital Position • Metro’s capital levels are far above the requirements for a well-capitalized bank • No TARP funding 27 (1) Source: UBPR as of 12/31/12 As of 12/31/12: Regulatory Minimums for Well Capitalized Peer Group(1) Metro Bank Metro Bancorp Consolidated Leverage Ratio 5.00% 9.54% 9.18% 9.61% Risk Based Tier 1 6.00% 13.92% 13.34% 13.97% Risk Based Total 10.00% 15.14% 14.59% 15.22%

Capital Position 9.27% 9.15% 9.05% 8.90% 13.88% 14.58% 14.11% 13.97% 14.71% 15.83% 15.36% 15.22% 11.31% 10.68% 9.99% 9.61% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2009 2010 2011 2012 Common Equity/Total Assets Tier 1 Common Ratio Total Risk Based Capital Ratio Leverage Ratio 28

LENDING & ASSET QUALITY 29

Commercial Real Estate, $394,404 26% Commercial & Industrial, $376,988 25% Consumer/ Residential, $296,432 19% Owner Occupied, $268,372 17% Commercial Tax Exempt, $92,202 6% Commercial Construction & Land Development, $100,399 7% Total Loans = $1,529 MM Source: Loan data per company reports as of 12/31/12 Dollar figures in thousands unless shown otherwise Metro Loan Portfolio Mix 30

1-4 Family Construction, $20,500 4% Commercial Construction, $19,900 4% Residential Development & Land, $42,600 8% Commercial Development & Land, $19,900 4% 1-4 Family Rental, $82,800 17% Multi-Family, $68,000 14% Commercial - Income Producing Properties, $241,300 49% Source: Loan data per company reports as of 12/31/12; Dollar figures in thousands unless shown otherwise Loan Segmentation 31 Office, $70,300 28% Warehouse/ Industrial, $18,200 8% Flex, $6,700 3% Stand Alone Retail, $26,000 11% Strip Center, $9,000 4% Self Storage, $4,700 2% Mobile Home Park, $3,000 1% Mixed Use, $12,900 5% Parking Facilities, $1,400 1% Lodging, $53,700 22% Farmland, $7,700 3% Other, $27,700 11% CRE and Construction & Development Loans Total Loans = $495 MM CRE – Income Producing Properties Total Loans = $241.3 MM

Large Loan Relationships • Legal Lending Limit - $38.5mm • Metro Comfort Limit - $19.25mm • Relationships Exceeding Comfort Limit – 1 • Largest Relationship - $19.3mm • Relationships between $7.5mm and $19.3mm – 34 • Average size of relationship between $7.5mm and $19.3mm - $8.9mm • Commercial Construction & Land Development - $557m • Commercial Real Estate - $381m • Owner Occupied Real Estate - $426m • Commercial & Industrial - $142m • Total Commercial Loan Portfolio - $277m Average Loan Size 32 Source: Loan data per company reports as of 12/31/12

Stress Test/Capital Ratio Impact Commercial Real Estate Loans 15.76% 15.18% 14.83% 14.50% 13.92% 13.58% 10.18% 9.66% 9.36% 0% 5% 10% 15% 20% Actual Moderate Stress Severe Stress Total Risk Based Capital Tier 1 Leverage 33 Commercial real estate values stressed in a range from 17% - 50% based on loss history and an analysis of current market information and statistics. As of September 30, 2012

Source: Loan data per company reports as of 12/31/12 Dollar figures in thousands Aging of Loan Receivables 34 30-59 Days Past Due 1% 60-89 Days Past Due <1% Nonaccrual and 90 Days Past Due 1% 30-59 Days Past Due $ 16,384 60-89 Days Past Due 9,667 90 Days > Past Due 14,966 Current Loans 1,487,781 Total Loan Receivables $ 1,528,797 Current 97%

Asset Quality Trends 35 Dollar figures in thousands 4Q10 4Q11 1Q12 2Q12 3Q12 4Q12 Foreclosed Real Estate $6,768 $7,072 $6,668 $4,032 $4,391 $2,467 Total Nonperforming Loans $52,838 $34,821 $32,478 $35,592 $37,917 $32,636 Total Nonperforming Assets $59,605 $41,894 $39,146 $39,624 $42,308 $35,103 Nonperforming Loans/Total Loans 3.83% 2.42% 2.21% 2.38% 2.52% 2.13% NPA/Total Assets 2.67% 1.73% 1.58% 1.62% 1.67% 1.33% NPA/Total Loans + Foreclosed RE 4.30% 2.90% 2.65% 2.65% 2.80% 2.29% Reserve/Total Loans 1.57% 1.50% 1.61% 1.75% 1.70% 1.65% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000

Asset Quality and Loan Loss Reserve Trends 36 $ 2 1 ,6 1 8 $ 2 1 ,6 2 0 $ 2 3 ,7 5 9 $ 2 6 ,1 5 8 $ 2 5 ,5 9 6 $ 2 5 ,2 8 2 $ 5 2 ,8 3 8 $ 3 4 ,8 2 1 $ 3 2 ,4 7 8 $ 3 5 ,5 9 2 $ 3 7 ,9 1 7 $ 3 2 ,6 3 6 40.91% 62.09% 73.15% 73.49% 67.50% 77.46% 26.26% 17.34% 15.67% 15.58% 16.44% 13.47% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 4Q10 4Q11 1Q12 2Q12 3Q12 4Q12 Reserve for Loan Losses Total Nonperforming Loans Reserve/Nonperforming Loans Nonperforming Assets/Capital+Reserve (Texas Ratio)

Net Loan Charge-Offs/Avg. Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2008 2009 2010 2011 2012 0.11% 1.02% 0.98% 1.43% 0.43% 0.81% 1.53% 1.29% 0.95% 0.58% METR Peer Group 37 Source: UBPR as of 12/31/12; Peer Group includes banks having between $1 billion and $3 billion in assets $ in 000’s

Criticized & Classified Loan Vintage Analysis 12/31/12 Total C & C Loans C & C Loans Contracted 2008 & Prior % of Total C & C Loans C & C Loans Contracted 2009 – Current % of Total C & C Loans Special Mention $15.9 MM $13.3 MM 84% $ 2.6 MM 16% Substandard Accrual 48.6 MM 41.5 MM 85% 7.1 MM 15% Substandard Non-Accrual 32.4 MM 22.3 MM 68% 10.1 MM 32% Total $96.9 MM $77.1 MM 80% $19.8 MM 20% 38

THE FUTURE

2013 Goals • Continued strong organic loan growth for both commercial and consumer loans • Continued core deposit growth • Increase revenues through balance sheet growth and fee income • Diligent expense control • Continued improvement in asset quality • Net interest margin preservation • Improved earnings per share, ROA and ROE • Mitigate risks via enterprise-wide risk management 40

1.9 2.1 2.2 2.3 2.6 2.8 3.2 3.5 2.3 2.4 2.6 2.8 3.0 3.4 3.8 4.2 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2010 2011 2012 2013 2014 2015 2016 2017 Deposits Assets Loans # of Stores 33 33 33 34 35 37 $ 2013 – 2017 Projected +1 +1 +2 $ in Billions 41 +2 39 +2 The Future 41 Average Loan Growth = 10%

Existing Proposed The Future 42 18 33 33 41 2002 2007 2012 2017 Number of Stores